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EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 18, 1999, included in Virginia Gas Company's Form 10-KSB for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.



                                                            Arthur Andersen LLP
September 30, 1999
Richmond,Virginia